Exhibit 3.24

Restriction of right		608461
to around articles
FILED
Yes ☐ No ☒	ARTICLES OF INCORPORATION	In the office of the Secretary of State
of the State of California
OF
SEP 29 1970
	FUGRO U.S., INC.	Secretary of State
		By	/s/ [ILLEGIBLE]
Deputy

We, the undersigned, have this day voluntarily associated ourselves together for the purpose of forming a corporation under the laws of California and do hereby certify as follows:

FIRST:        Name. The name of the corporation is: FUGRO U.S., INC.

SECOND:          Purposes. The purposes for which the corporation is formed are:

(a)                The specific business in which the corporation intends to engage primarily is the business of consulting engineering and/or engineering geology and/or the application of earth sciences to engineering problems.

(b)                To manufacture, buy, sell, deal in, and to engage in, conduct and carry on the business of manufacturing, buying, selling and dealing in goods, wares and merchandise of every class and description.

(c)                 To purchase or otherwise acquire, own, hold, lease, hypothecate, sell or otherwise dispose of, and exercise all privileges of ownership over real and personal property within and without the state, and to take real and personal property by will, gift or bequest.

(d)                To purchase or otherwise acquire, hold, own, and exercise all rights of ownership in, and to sell, transfer or pledge or guarantee the payment of dividends or interest on shares of the capital stock or bonds of any corporation engaged in any related activity or which may be necessary, convenient or desirable for furthering the best interests of the corporation.

(e)                 To apply for, take out, acquire, own, use, license the use of, and dispose of, trademarks, copyrights and patents.

(f)                   To borrow money without limitation as to amount of corporate indebtedness and liability, and to secure the payment thereof by note, mortgage, bond, deed of trust, trust receipt, or by any other lawful means; to lend money in connection with the corporation’s other lawful activities and to take and receive notes, mortgages, bonds, deeds of trust, trust receipts, or any other evidence of indebtedness or security for such loans.

(g)                  To guarantee the performance of such obligations of others as may be directly or indirectly for the benefit of the corporation.

(h)                 To designate and employ agents, employees and representatives.

(i)                     To do everything suitable or proper for the accomplishment or any of the purposes or the attainment of any of the objects herein enumerated, or necessary or desirable for the interest or benefit of the corporation, and in addition to exercise and possess all powers, rights and privileges necessary and incidental to the purposes for which the corporation is organized or the activities in which if is engaged.

(j)                    To participate in any transaction or to engage in any business whatsoever related or unrelated to the purpose in paragraph (a), in any legal capacity including but not limited to principal, agent, general or limited partner, and joint venturer, to exercise from time to time all of the rights, powers and privileges conferred by law upon a corporation, to engage in any lawful activity and to conduct all of the above activities in any part of the world.

The enumerated purposes of this corporation shall be deemed powers as well as purposes. The foregoing statement of purposes and powers shall be liberally construed and no general provision shall be limited by reference to or inference from any other provision of these Articles.

THIRD:                     Principal Office. The county of the State of California in which the principal office for the transaction of business of the corporation is to be located is Los Angeles County.

FOURTH:           Capital Stock. The corporation is authorized to issue only one class of stock to be classified as

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Common Stock. The total number of shares of stock which the corporation is authorized to issue is Two Thousand Five Hundred (2,500) shares. All shares of stock are to be without par value.

FIFTH:                   Directors. The number of directors of the corporation shall be five (5) until changed by amendment of these Articles or by a by-law duly adopted by the shareholders. The names and addresses of persons appointed to act as the first directors are:

Name	Address

Jack J. Schoustra	2104 no. [ILLEGIBLE]

Jay L. Smith	1515 no. [ILLEGIBLE]

Jacobus de Ruiter	Richard Wagnerlaan 8, Voorschoten, [ILLEGIBLE]

Kornelis Joustra	Voorburgseweg 54, Leidschendam, [ILLEGIBLE]

Abraham F. van Weele	Brugweg 78, Waddinxveen, [ILLEGIBLE]

IN WITNESS WHEREOF, the undersigned, constituting the incorporators of the corporation and the persons named herein as the first directors of the corporation, have executed these Articles of Incorporation this 21st day of September 1970.

/s/ Jack J. Schoustra
Jack J. Schoustra

[ILLEGIBLE]

/s/ Jacobus de Ruiter
Jacobus de Ruiter

/s/ Komelis Joustra
Komelis Joustra

/s/ Abraham F. van Weele
Abraham F. van Weele

STATE OF CALIFORNIA	)
	)	ss.
COUNTY OF LOS ANGELES	)

On September 25, 1970, before me, the undersigned, a Notary Public in and for said County and State, personally appeared JACK J. SCHOUSTRA, known to me to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same.

WITNESS my hand and official seal.

/s/ [ILLEGIBLE]
(Seal)	OFFICIAL SEAL	Notary Public in and for
	MARIE C. AUSTIN	said County and State
NOTARY PUBLIC.CALIFORNIA
	PRINCIPAL OFFICE IN	My Commission Expires:
LOS ANGELES COUNTY
	My Commission Expires May 31, 1974	May 31 1974

STATE OF CALIFORNIA	)
	)	ss.
COUNTY OF LOS ANGELES	)

On September 25, 1970, before me, the undersigned, a Notary Public in and for said County and State, personally appeared Jayl Smith, known to me to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same.

WITNESS my hand and official seal.

/s/ [ILLEGIBLE]
(Seal)	OFFICIAL SEAL	Notary Public in and for
	MARIE C. AUSTIN	said County and State
NOTARY PUBLIC.CALIFORNIA
	PRINCIPAL OFFICE IN	My Commission Expires:
LOS ANGELES COUNTY
	My Commission Expires May 31, 1974	May 31 1974

For the legalization of the signature of Jacobus de Ruiter, residing at Voorschoten, Richard Wagnerlaan 8,I,Theodorus Johannes Marie Schuurmans, notary, practising at Rotterdam, hereunto put my hand and seal on this 21st day of September 1970.

/s/ [ILLEGIBLE]

For the legalization of the signature of Kornelis Joustra, residing at Leidschendam, Voorburgseweg 54,I,Theodorus Johannes Marie Schuurmans, notary, practising at Rotterdam, hereunto put my hand and seal on this 21st day of September 1970.

/s/ [ILLEGIBLE]

For the legalization of the signature of Abraham Francois van Weele, residing at Waddinxveen, Brugweg 78,I,Theodorus Johannes Marie Schuurmans, notary, practising at Rotterdam, hereunto put my hand and seal on this 21srt day. September 1970.

/s/ [ILLEGIBLE]

KINGDOM OF THE NETHERLANDS
PROVINCE OF SOUTH HOLLAND
CITY OF ROTTERDAM	S.S.
CONSULATE GENERAL OF THE
UNITED STATES OF AMERICA

I.        H. Scott Witmer II, Vice Consul of the United States of America at Rotterdam, Netherlands, duly commissioned and qualified, do hereby certify that

Mr. Th. J.M. Schuurmans

by whom the annexed instrument has been signed, was, at the time he signed the annexed certificate, a

Notary at Rotterdam, Netherlands

IN WITNESS WHEREOF I have hereunto set my hand and affixed the seal of the American Consulate General at Rotterdam, Netherlands, this 21st day of September 1970.

/s/ H. Scott Witmer II
H. Scott Witmer II
Vice Consul of the United States of
America at Rotterdam, Netherlands

608461	A230483

FILED
In the office of the Secretary of State
CERTIFICATE OF AMENDMENT	of the State of California
OF
ARTICLES OF INCORPORATION	MAR 9 1981
OF	MARCH FONG EU, Secretary of State
FUGRO U.S., INC.
	By	/s/ [ILLEGIBLE]
Deputy

CARLOS ESPANA AND WILLIAM J. MONAHAN, JR. certify that:

1.                             They are the President and Secretary, respectively, of Fugro U.S., Inc., a California corporation.

2.                            Article FIRST of the Articles of Incorporation of this corporation is amended to read in its entirety as follows:

“Name.                The name of this corporation is ERTEC WESTERN, INC.”

3.                              The foregoing amendment of the Articles of Incorporation has been duly approved by the Board of Directors of this corporation.

4.                               The foregoing amendment of the Articles of Incorporation has been duly approved by the required vote of Ertec, Inc., the sole shareholder of all the outstanding capital stock of this corporation, in accordance with Section 902 of the Corporations Code. The total number of outstanding shares of this corporation is 19. The number of shares voting in favor of the amendment exceeded the vote required; the percentage vote required was more than 50%.

/s/ Carlos Espana
CARLOS ESPANA, President

/s/ William J. Monahan, Jr.
WILLIAM J. MONAHAN, JR., Secretary

The undersigned declare under penalty of perjury that the matters set forth in the foregoing certificate are true of their own knowledge. Executed at Long Beach, California, on January 22, 1981.

/s/ Carlos Espana
CARLOS ESPANA

/s/ William J. Monahan, Jr.
WILLIAM J. MONAHAN, JR.

[ILLEGIBLE]

RESOLVED, FURTHER, that any one or more of the officers of Ertec Western, Inc. be, and each of them hereby is, authorized and directed to take all such further action and to execute and deliver all such further documents as such officer or officers acting shall determine to be necessary or appropriate to consummate said merger.

IN WITNESS WHEREOF, the undersigned have executed this Certificate of Ownership on July 13, 1981.

/s/ Carlos Espana
CARLOS ESPANA, President

/s/ William J. Monahan, Jr.
WILLIAM J. MONAHAN, JR., Secretary

The undersigned, CARLOS ESPANA and WILLIAM J. MONAHAN, JR., the president and secretary, respectively, of ERTEC WESTERN, INC., each declares under penalty of perjury that the matters set out in the foregoing Certificate of Ownership are true to his own knowledge.

Executed at long Beach, California, on July 13, 1981.

/s/ Carlos Espana
CARLOS ESPANA, President

/s/ William J. Monahan, Jr.
WILLIAM J. MONAHAN, JR., Secretary

NAME CHANGED TO: THE EARTH TECHNOLOGY CORPORATION (WESTERN)

608461	A275977

CERTIFICATE OF AMENDMENT	FILED
OF	In the office of the Secretary of State
ARTICLES OF INCORPORATION	of the State of California
OF
ERTEC WESTERN, INC.	DEC 27 1983
MARCH FONG EU, Secretary of State

	By	/s/ [ILLEGIBLE]
Deputy

CARLOS ESPANA AND WILLIAM J. MONAHAN, JR. certify that:

1.                                      They are the President and Secretary, respectively, of Ertec Western, Inc., a California corporation.

2.                                      Article FIRST of the Articles of Incorporation of this corporation is amended to read in its entirety as follows:

“Name.         The name of this corporation is THE EARTH TECHNOLOGY CORPORATION (WESTERN).”

3.                                    The foregoing amendment of the Articles of Incorporation has been duly approved by the Board of Directors of this corporation.

4.                                      The foregoing amendment of the Articles of Incorporation has been duly approved by the required vote of the sole shareholder of all of the outstanding capital stock of this corporation, in accordance with Section 902 of the Corporations Code. The total number of outstanding shares of this corporation is 19. The number of shares voting in favor of the amendment exceeded the vote required; the percentage vote required was more than 50%.

The undersigned declare under penalty of perjury under the laws of the State of California that the matters set forth in the foregoing certificate are true of their own knowledge. Executed at Long Beach, California, on December 20, 1983.

/s/ Carlos Espana
CARLOS ESPANA, President

/s/ William J. Monahan, Jr.
WILLIAM J. MONAHAN, JR., Secretary

A411276	608461

CERTIFICATE OF AMENDMENT	FILED
OF	In the office of the Secretary of State
ARTICLES OF INCORPORATION	of the State of California
OF
THE EARTH TECHNOLOGY CORPORA TION (WESTERN)	NOV 26 1991
[ILLEGIBLE]
MARCH FONG EU, Secretary of State

   We, Jack J. Schoustra, the Chairman of the Board and Patricia E. Montgomery, the Secretary of The Earth Technology Corporation (Western), a corporation duly organized and existing under the laws of the State of California do hereby certify:

1. That they are the Chairman of the Board and the Secretary, respectively of The Earth Technology Corporation (Western), a California corporation.

2. That an amendment to the articles of incorporation of this corporation has been approved by the board of directors.

3.                                      That the shareholders have adopted said amendment by written consent. The amendment was approved by the holders of outstanding shares having not less than the minimum number of required votes of shareholders necessary to approve said amendment in accordance with Section 902 of the California Corporation Code.

4.                                      That the designation and total number of outstanding shares entitled to vote on said amendment and the minimum percentage vote required of each class or series entitled to vote on said amendment for approval thereof are as follows:

	Number of shares
	outstanding entitled	Minimum% vote
Designation	to vote	required to approve

Common	100	more than 50%

5.                                      That the number of shares of each class which gave written consent in favor of said amendment equalled or exceeded the minimum percentage vote required of each class entitled to vote, as set forth above.

6. That the amendment approved by both the board of directors and the shareholders reads as follows:

The articles of incorporation of this corporation are amended so as to read as follows:

“First: That the name of said corporation shall be The Earth Technology Corporation.”

Each of the undersigned declares under penalty of perjury that the statements contained in the foregoing certificates are true of their own knowledge.

Executed at Long Beach, California on August 26, 1991.

/s/ Jack J. Schoustra
Jack J. Schoustra, Chairman of the Board

/s/ Patricia E. Montgomery
Patricia E. Montgomery, Secretary

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608461
FILED
	A464412	In the office of the Secretary of State
of the State of California

NCTO:	CERTIFICATE OF AMENDMENT	AUG [ILLEGIBLE] 1995
OF
	ARTICLES OF INCORPORATION	/s/ Bill Jones
	OF	BILL JONES Secretary of State
THE EARTH TECHNOLOGY CORPORATION

Diane C. Creel and Charles S. Alpert certify that:

1.                                        They are the president and secretary, respectively, of the Earth Technology Corporation, a California corporation.

2.                                      Article First of the articles of incorporation of this corporation is amended to read as follows:

“The name of the corporation is EARTH TECH, INC.”

3.                                      The foregoing amendment of articles of incorporation has been duly approved by the board of directors.

4.                                      The foregoing amendment of articles of incorporation has been duly approved by the required vote of shareholders in accordance with section 902 of the Corporations code. The total number of outstanding shares of the corporation is 100. The total number of shares voting in favor of the amendment equaled or exceeded the vote required. The percentage vote required was more than 50%.

We further declare under penalty of perjury under the laws of the state of California that the matters set forth in this certificate are true and correct of our own knowledge.

Date: August 3, 1995

/s/ Diane C. Creel
Diane C. Creel, President and Chief Executive Officer

/s/ Charles S. Alpert
Charles S. Alpert, Secretary

[ILLEGIBLE]

1

[ILLEGIBLE]

2

OFFICERS’ CERTIFICATE

OF

EARTH TECH, INC.

Diane C. Creel and Charles S. Alpert do hereby certify that:

1.                                      They are the President and the Secretary, respectively, of EARTH TECH, INC., a California corporation (formerly The Earth Technology Corporation).

2.                                      The Agreement of Merger attached hereto was entitled to be and was approved by the board of directors alone without approval of the shareholders under the provisions of Section 12.1 of the California Corporations Code.

Each of the undersigned declares under penalty of perjury that the statements contained in the foregoing certificate are true of their own knowledge.

Date: August 11, 1995	/s/ Diana C. Creel
Diana C. Creel, President and
Chief Executive Officer

/s/ Charles S. Alpert
Charles S. Alpert, Secretary

OFFICERS’ CERTIFICATE

OF

AQUA RESOURCES INCORPORATED

Diane C. Creel and Charles S. Alpert do hereby certify that:

1.                                      They are the President and the Secretary, respectively of Aqua Resources Incorporated, a Nevada corporation (“Aqua”).

2.                                      The total number of outstanding shares of each class of Aqua entitled to vote on the merger of Aqua with and into EARTH TECH, INC., a California corporation (formerly The Earth Technology Corporation), is as follows:

Total number of shares entitled
Class	to vote

Common	290

3.                                      The principal teras of the agreement of merger in the form attached hereto were approved by the shareholders of Aqua by a vote of the number of shares of each class which equalled or exceeded the vote required by each class to approve such agreement of merger.

4.                                      The shareholder approval was by the holders of 100% of the outstanding shares of the corporation.

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5.                                      Each class entitled to vote and the minimum percentage vote of each such class is as follows:

Minimum percentage
vote required to
Class	approve the merger

Common	more than 50%

Each of the undersigned declares under penalty of perjury that the statements contained in the foregoing certificate are true of their own knowledge.

Date: August 11, 1995	/s/ Diana C. Creel
Diana C. Creel, President and
Chief Executive Officer

/s/ Charles S. Alpert
Charles S. Alpert, Secretary

2

[ILLEGIBLE]	FILED [ILLEGIBLE]
In the office of the Secretary of State
0608461 Surv	of the State of California

[ILLEGIBLE]
AGREEMENT OF MERGER
/s/ Bill Jones
Secretary of State

For the Merger of Summit Environmental Group, Inc.,

a Delaware corporation, with and into

EARTH TECH, INC.,

a California corporation

This Agreement of Merger (“Agreement”) is entered into between Summit Environmental Group, Inc., a Delaware corporation (“Summit”), and EARTH TECH, INC. (formerly The Earth Technology Corporation), a California corporation (“Earth Tech”).

RECITALS

Summit is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware.

Earth Tech is a corporation duly organized, validly existing, and in good standing under the laws of the State of California.

The parties desire to merge such that Summit merges into Earth Tech and Earth Tech is the surviving corporation (the “Merger”).

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                      Summit shall be merged into Earth Tech effective August 25, 1995.

2.                                      All presently outstanding shares of stock of Earth Tech shall remain outstanding as shares of Earth Tech upon the effective date of the Merger.

3.                                      All presently outstanding shares of stock of Summit shall be cancelled upon the effective date of the Merger.

4.                                      The directors and officers of Earth Tech shall continue in office until the next annual meeting and until their successors have been elected and qualified.

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5.                                      The Articles of Incorporation and Bylaws of Earth Tech as existing on the effective date of the Merger shall continue in full force until altered, amended as provided therein, or as provided by law, and are not to be amended by virtue of the Merger.

6.                                      Earth Tech may be sued in Delaware for any prior obligation of Summit and any obligation hereafter incurred by Earth Tech so long as any liability remains outstanding against Earth Tech or Summit in Delaware. Earth Tech shall irrevocably appoint the Secretary of State of Delaware as its agent to accept service of process in any action for the enforcement of any such obligation.

7.                                      To the extent assignable, all licenses, permits, certificates, qualifications and authorisations under which Summit conducts business shall be assigned to Earth Tech.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement of Merger to be executed by their respective officers thereunto duly authorized on the respective dated set forth below.

Summit Environmental Group,
Inc., a Delaware corporation

August 11 , 1995	By:	/s/ Diane C. Creel
Diane C. Creel,
President and Chief
Executive Officer

August 11 , 1995	By:	/s/ Charles S. Alpert
Charles S. Alpert,
Secretary

EARTH TECH, INC., a California corporation

August 11 , 1995	By:	/s/ Diane C. Creel
Diane C. Creel,
President and Chief
Executive Officer

August 11 , 1995	By:	/s/ Charles S. Alpert
Charles S. Alpert,
Secretary

2

OFFICERS’ CERTIFICATE

OF

EARTH TECH, INC.

Diane C. Creel and Charles S. Alpert do hereby certify that:

1.                                      They are the President and the Secretary, respectively, of EARTH TECH, INC., a California corporation.

2.                                      The Agreement of Merger attached hereto was entitled to be and was approved by the board of directors alone without approval of the shareholders under the provisions of Section 1201 of the California Corporations Code.

Each of the undersigned declares under penalty of perjury that the statements contained in the foregoing certificate are true of their own knowledge.

Date: August 11, 1995	/s/ Diane C. Creel
Diane C. Creel, President and
Chief Executive officer

/s/ Charles S. Alpert
Charles S. Alpert, Secretary

[ILLEGIBLE]

OFFICERS’ CERTIFICATE

OF

SUMMIT ENVIRONMENTAL GROUP, INC.

Diane C. Creel and Charles S. Alpert do hereby certify that:

1.                                      They are the President and the secretary, respectively, of Summit Environmental Group, Inc., a Delaware corporation (“Summit”).

2.                                      The total number of outstanding shares of each class of Summit entitled to vote on the merger of Summit with and into EART TECH, INC., a California corporation, is as follows:

Total number of
shares entitled
Class	to vote

Common	3,000,000

3.                                      That the principal terms of the agreement of merger in the form attached hereto were approved by the shareholders of Summit by a vote of the number of shares of each class which Squalled or exceeded the vote required by each class to approve said agreement of merger.

4.                                      The shareholder approval was by the holders of 100% of the outstanding shares of the corporation.

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5.                                      That each class entitled to vote and the minimum percentage vote of each such class is as follows:

Minimum percentage
vote required to
Class	approve the merger

Common	more than 50%

Each of the undersigned declares under penalty of perjury that the statements contained in the foregoing certificate are true of their own knowledge.

Dated: August 11, 1995	/s/ Diane C. Creel
Diane C. Creel
President and Chief
Executive Officer

/s/ Charles S. Alpert
Charles S. Alpert, Secretary

2

A478036
0608461 Surv	FILED Nov
CERTIFICATE OF OWNERSHIP	In the office of the Secretary of State
MERGING	of the State of California
JUN 30 1996
Whitman & Howard, Inc.	/s/ Bin Jones
(subsidiary corporation)	BILL JONES, Secretary of State

INTO

EARTH TECH, Inc.
(parent corporation)

We, Mark H. Swartz, the Vice President, and M. Brian Moroze, the Assistant Secretary, of EARTH TECH, Inc., do hereby certify:

1.                                      That we are the Vice President and the Assistant Secretary of this corporation.

2.                                      That this corporation is duly organized and existing under the laws of the State of California.

3.                                      That this corporation owns 100 percent of the outstanding shares of Whitman & Howard. Inc., a corporation duly organized and existing under the laws of the Commonwealth of Massachusetts, the provisions of which permit a merger in the manner provided by Chapter 156B, Section 82 of the Massachusetts Business Corporation Law.

4.                                      That the following resolutions were adopted and approved by the board of directors of this corporation:

1.                                      The Parent (EARTH TECH, Inc.) merge, and does hereby merge into itself the Merging Corporation (Whitman & Howard, Inc.), its subsidiary, and assumes all of its obligations pursuant to Section 1110 of the California Corporations Code.

2.                                      The Agreement and Plan of Merger attached hereto as “Exhibit A” be, and hereby is, approved, and further, Parent shall deliver and perform its obligations under the Agreement and Plan of Merger.

3.                                      The proper officers of Parent be, and [ILLEGIBLE] of them hereby is, authorized and empowered, in the name and on behalf of Parent to execute, acknowledge, certify, deliver and file with the California Secretary of State a Certificate of Ownership and all such further documents, agreements, certificates or instruments, and to take all such further action as any such officer may approve as necessary, proper, convenient or desirable in order to carry out the foregoing resolution and to effect the Merger in accordance

1

with the Agreement and Plan of Merger, the execution, acknowledgment, certification, delivery, and/or filing whereof and the taking of any such action to be conclusive, but not exclusive, evidence of such approval and the approval thereof by the Board of Directors.

4.                                      The Merger shall be effective as of June 30, 1996, upon the filing of the Certificate of Ownership with the Secretary of State of the State of California.

5.                                      That this certificate shall become effective upon the later of its filing with the California Secretary of State, or June 30, 1996.

Each of the undersigned declares under penalty of perjury that the statements contained in the foregoing certificate are true of their own knowledge. Executed at Exeter, New Hampshire, on the 21st day of June, 1996.

/s/ Mark H. Swartz
Mark H. Swartz,
Vice President

/s/ M. Brian Moroze
M. Brian Moroze,
Assistant Secretary

2

AGREEMENT AND PLAN OF MERGER

This agreement and plan of merger (the “Agreement and Plan of Merger”) is dated as of the 21st day of June, 1996, and is between EARTH TECH, Inc., a California corporation (either “EARTH TECH” or the “Surviving Corporation”), and Whitman & Howard, Inc., a Massachusetts corporation (the “Merging Corporation”).

WHEREAS, EARTH TECH owns all of the outstanding shares of the Merging Corporation.

WHEREAS, EARTH TECH is desirous of merging the Merging Corporation with and into itself.

WHEREAS, the Board of Directors of each of the Surviving Corporation and the Merging Corporation have approved this Agreement and Plan of Merger pursuant to their Certificates of Incorporation and their respective By-Laws.

NOW, THEREFORE, IT IS AGREED:

1.              That the Merging Corporation shall be merged with and into EARTH TECH (the “Merger”).

2.              That EARTH TECH shall be the surviving corporation (the “Surviving Corporation”).

3.              That the Merger shall be effective as of June 30,1996 (the “Effective Time”) upon the filing of the Certificate of Ownership with the Secretary of State of the State of California pursuant to the requirements of Section 1110 of the California Corporations Code.

4.              That the Articles of Incorporation, as amended, of EARTH TECH in effect immediately prior to the Effective Time shall be the Articles of Incorporation, as amended, of the Surviving Corporation.

5.              That the By-Laws of EARTH TECH in effect immediately prior to the Effective Time shall be the By-Laws of the Surviving Corporation.

6.              That the directors of EARTH TECH immediately prior to the Effective Time shall be the directors of the Surviving Corporation, and the officers of EARTH TECH immediately prior to the Effective Time shall be the officers of the Surviving Corporation.

7.              That each share of capital stock of the Merging Corporation issued and outstanding immediately prior to the Effective Time shall be cancelled and cease to exist without any consideration being payable therefor.

8.              That at the Effective Time, the Surviving Corporation shall possess all the rights, privileges, immunities, power and purposes of the Merging Corporation, and shall by operation of law assume and be liable for all the liabilities, obligations and penalties of EARTH TECH and the Merging Corporation.

IN WITNESS WHEREOF, this Agreement and Plan of Merger has been executed by the duly authorized representatives of each of the above named corporations, as of the day and year first above written.

EARTH TECH, Inc.

By:	/s/ Mark H. Swartz
Mark H. Swartz,
Vice President

Whitman & Howard, Inc.

By:	/s/ Mark H. Swartz
Mark H. Swartz,
Vice President

A478037	FILED Nov
In the office of the Secretary of State
0608461 Surv	of the State of California
CERTIFICATE OF OWNERSHIP
JUN 30 1996
MERGING
/s/ Bill Jones
Environmental Technology of North America, Inc.	BILL JONES, Secretary of State
(subsidiary corporation)

INTO

EARTH TECH, Inc.
(parent corporation)

We, Mark H. Swartz, the Vice President, and M. Brian Moroze, the Assistant Secretary, of EARTH TECH, Inc., do hereby certify:

1.                                      That we are the Vice President and the Assistant Secretary of this corporation.

2.                                      That this corporation is duly organized and existing under the laws of the State of California.

3.                                      That this corporation owns 100 percent of the outstanding shares of Environmental Technology of North America, Inc., a corporation duly organized and existing under the laws of the Commonwealth of Virginia, the provisions of which permit a merger in the manner provided by Section 13.1-719 of the Virginia Stock Corporation Act.

4.                                      That the following resolutions were adopted and approved by the board of directors of this corporation:

1.                                      The Parent (EARTH TECH, Inc.) merge, and does hereby merge into itself the Merging Corporation (Environmental Technology of North America, Inc.), its subsidiary, and assumes all of its obligations pursuant to Section 1110 of the California Corporations Code.

2.                                      The Agreement and Plan of Merger attached hereto as “Exhibit A” be, and hereby is, approved, and further, Parent shall deliver and perform its obligations under the Agreement and Plan of Merger.

3.                                      The proper officers of Parent be, and each of them hereby is authorized and empowered, in the name and on behalf of Parent to execute, acknowledge, certify, deliver and file with the California Secretary of State a Certificate of Ownership and all such further documents, agreements, certificates or instruments, and to take all such further action as any such officer may approve as necessary, proper, convenient or desirable in order to carry out

1

the foregoing resolution and to effect the Merger in accordance with the Agreement and Plan of Merger, the execution, acknowledgment, certification, delivery, and/or filing whereof and the taking of any such action to be conclusive, but not exclusive, evidence of such approval and the approval thereof by the Board of Directors.

5.                                      That this certificate shall become effective upon the later or its filing with the California Secretary of State, or June 30, 1996.

Each of the undersigned declares under penalty of perjury that the statements contained in the foregoing certificate are true of their own knowledge. Executed at Exeter, New Hampshire, on the 21 day of June, 1996.

/s/ Mark H. Swartz
Mark H. Swartz,
Vice President

/s/ M. Brian Moroze
M. Brian Moroze,
Assistant Secretary

2

AGREEMENT AND PLAN OF MERGER

This agreement and plan of merger (the “Agreement and Plan of Merger”) is dated as of the 21st day of June, 1996, and is between EARTH TECH, Inc., a California corporation (either “EARTH TECH” or the “Surviving Corporation”), and Environmental Technology of North America, Inc., a Virginia corporation (the “Merging Corporation”).

WHEREAS, EARTH TECH owns all of the outstanding shares of the Merging Corporation.

WHEREAS, EARTH TECH is desirous of merging the Merging Corporation with and into itself.

WHEREAS, the Board of Directors of each of the Surviving Corporation and the Merging Corporation have approved this Agreement and Plan of Merger pursuant to their Certificates of Incorporation and their respective By-Laws.

NOW, THEREFORE, IT IS AGREED:

1.              That the Merging Corporation shall be merged with and into EARTH TECH (the “Merger”).

2.              That EARTH TECH shall be the surviving corporation (the “Surviving Corporation”).

3.              That the Merger shall be effective as of June 30, 1996 (the “Effective Time”) upon the filing of the Certificate of Ownership with the Secretary of State of the State of California pursuant to the requirements of Section 1110 of the California Corporations Code.

4.              That the Articles of Incorporation, as amended, of EARTH TECH in effect immediately prior to the Effective Time shall be the Articles of Incorporation, as amended, of the Surviving Corporation.

5.              That the By-Laws of EARTH TECH in effect immediately prior to the Effective Time shall be the By-Laws of the Surviving Corporation.

6.              That the directors of EARTH TECH immediately prior to the Effective Time shall be the directors of the Surviving Corporation, and the officers of EARTH TECH immediately prior to the Effective Time shall be the officers of the Surviving Corporation.

7.              That each share of capital stock of the Merging Corporation issued and outstanding immediately prior to the Effective Time shall be cancelled and cease to exist without any consideration being payable therefor.

8.              That at the Effective Time, the Surviving Corporation shall possess all the rights, privileges, immunities, power and purposes of the Merging Corporation, and shall by operation of law assume and be liable for all the liabilities, obligations and penalties of EARTH TECH and the Merging Corporation.

IN WITNESS WHEREOF, this Agreement and Plan of Merger has been executed by the duly authorized representatives of each of the above named corporations, as of the day and year first above written.

EARTH TECH, Inc.

By:	/s/ Mark H. Swartz
Mark H. Swartz,
Vice President

Environmental Technology of North America, Inc.

By:	/s/ Mark H. Swartz
Mark H. Swartz,
Vice President

A478038

FILED Nov
0608461 Surv	In the office of the Secretary of State
CERTIFICATE OF OWNERSHIP	of the State of California

MERGING	JUN 30 1996

WW Engineering & Science, Inc.	/s/ Bill Jones
(subsidiary corporation)	BILL JONES, Secretary of State

INTO

EARTH TECH, Inc.
(parent corporation)

We, Mark H. Swartz, the Vice President, and M. Brian Moroze, the Assistant Secretary, of EARTH TECH, Inc., do hereby certify:

1.                                      That we are the Vice President and the Assistant Secretary of this corporation.

2.                                      That this corporation is duly organized and existing under the laws of the State of California.

3.                                      That this corporation owns 100 percent of the outstanding shares of WW Engineering & Science, Inc., a corporation duly organized and existing under the laws of the State of Michigan, the provisions of which permit a merger in the manner provided by Section 450.1711 of the Michigan Business Corporation Act.

4.                                      That the following resolutions were adopted and approved by the board of directors of this corporation:

1.                                      The Parent (EARTH TECH, Inc.) merge, and does hereby merge into itself the Merging Corporation (WW Engineering & Science, Inc.), its subsidiary, and assumes all of its obligations pursuant to Section 1110 of the California Corporations Code.

2.                                      The Agreement and Plan of Merger attached hereto as “Exhibit A” be, and hereby is, approved, and further, Parent shall deliver and perform its obligations under the Agreement and Plan of Merger.

3.                                      The proper officers of Parent be, end each of them hereby is, authorized and empowered, in the name and on behalf of parent to execute, acknowledge, certify, deliver and file with the California Secretary of State a Certificate of Ownership and all such further documents, agreements, certificates or instruments, and to take all such further action as any such officer may approve as necessary, proper, convenient or desirable in order to carry out

1

the foregoing resolution and to effect the Merger in accordance with the Agreement and Plan of Merger, the execution, acknowledgment, certification, delivery, and/or filing whereof and the taking of any such action to be conclusive, but not exclusive, evidence of such approval and the approval thereof by the Board of Directors.

5.                                      That this certificate shall become effective upon the later of its filing with the California Secretary of State, or June 30, 1996.

Each of the undersigned declares under penalty of perjury that the statements contained in the foregoing certificate are true of their own knowledge. Executed at Exeter, New Hampshire, on the 21st day of June, 1996.

/s/ Mark H. Swartz
Mark H. Swartz,
Vice President

/s/ M. Brian Moroze
M. Brian Moroze,
Assistant Secretary

2

AGREEMENT AND PLAN OF MERGER

This agreement and plan of merger (the “Agreement and Plan of Merger”) is dated as of the 21st day of June, 1996, and is between EARTH TECH, Inc., a California corporation (either “EARTH TECH” or the “Surviving Corporation”), and WW Engineering & Science, Inc., a Michigan corporation (the “Merging Corporation”).

WHEREAS, EARTH TECH owns all of the outstanding shares of the Merging Corporation.

WHEREAS, EARTH TECH is desirous of merging the Merging Corporation with and into itself.

WHEREAS, the Board of Directors of each of the Surviving Corporation and the Merging Corporation have approved this Agreement and Plan of Merger pursuant to their Certificates of Incorporation and their respective By-Laws.

NOW, THEREFORE, IT IS AGREED:

1.              That the Merging Corporation shall be merged with and into EARTH TECH (the “Merger”).

2.              That EARTH TECH shall be the surviving corporation (the “Surviving Corporation”).

3.              That the Merger shall be effective as of June 30, 1996 (the “Effective Time”) upon the filing of the Certificate of Ownership with the Secretary of State of the State of California pursuant to the requirements of Section 1110 of the California Corporations Code.

4.              That the Articles of Incorporation, as amended, of EARTH TECH in effect immediately prior to the Effective Time shall be the Articles of Incorporation, as amended, of the Surviving Corporation.

5.              That the By-Laws of EARTH TECH in effect immediately prior to the Effective Time shall be the By-Laws of the Surviving Corporation.

6.              That the directors of EARTH TECH immediately prior to the Effective Time shall be the directors of the Surviving Corporation, and the officers of EARTH TECH immediately prior to the Effective Time shall be the officers of the Surviving Corporation.

7.              That each share of capital stock of the Merging Corporation issued and outstanding immediately prior to the Effective Time shall be cancelled and cease to exist without any consideration being payable therefor.

8.              That at the Effective Time, the Surviving Corporation shall possess all the rights, privileges, immunities, power and purposes of the Merging Corporation, and shall by operation of law assume and be liable for all the liabilities, obligations and penalties of EARTH TECH and the Merging Corporation.

IN WITNESS WHEREOF, this Agreement and Plan of Merger has been executed by the duly authorized representatives of each of the above named corporations, as of the day and year first above written.

EARTH TECH, Inc.

BY:	/s/ Mark H. Swartz
Mark H. Swartz,
Vice President

WW Engineering & Science, Inc.

BY:	/s/ Mark H. Swartz
Mark H. Swartz,
Vice President

A480907

0608461 Surv	FILED Nov
[ILLEGIBLE]
CERTIFICATE OF OWNERSHIP

MERGING	AUG 28 1996

Barrett Consulting Group, Inc.	[ILLEGIBLE]
(subsidiary corporation)	[ILLEGIBLE]

INTO

EARTH TECH, Inc.
(parent corporation)

We, Mark H. Swartz, the Vice President, and M. Brian Moroze, the Assistant Secretary, of EARTH TECH, Inc., do hereby certify:

1.                                      That we are the Vice President and the Assistant Secretary of this corporation.

2.                                      That this corporation is duly organized and existing under the laws of the State of California.

3.                                      That this corporation owns 100 percent of the outstanding shares of Barrett Consulting Group, Inc., a corporation duly organized and existing under the laws of the State of California, the provisions of which permit a merger in the manner provided by Section 1110 of the California Corporations Code.

4.                                      That the following resolutions were adopted and approved by the board of directors of this corporation:

1.                                      The Parent (EARTH TECH, Inc.) merge, and does hereby merge into itself the Merging Corporation (Barrett Consulting Group, Inc.), its subsidiary, and assumes all of its obligations pursuant to Section 1110 of the California Corporations Code.

2.                                      The Agreement and Plan of Merger attached hereto as “Exhibit A” be, and hereby is, approved, and further, Parent shall deliver and perform its obligations under the Agreement and Plan of Merger.

3.                                      The proper officers of Parent be, and each of them hereby is, authorized and empowered, in the name and on behalf of Parent to execute, acknowledge, certify, deliver and file with the California Secretary of State a Certificate of Ownership and all such further documents, agreements, certificates or instruments, and to take all such further action as any such officer may approve as necessary, proper, convenient or desirable in order to carry out

1

the foregoing resolution and to effect the Merger in accordance with the Agreement and Plan of Merger, the execution, acknowledgment, certification, delivery, and/or filing whereof and the taking of any such action to be conclusive, but not exclusive, evidence of such approval and the approval thereof by the Board of Directors.

5.                                      That this certificate shall become effective upon the later of its filing with the California Secretary of State, or June 30, 1996.

Each of the undersigned declares under penalty of perjury that the statements contained in the foregoing certificate are true of their own knowledge. Executed at Exeter, New Hampshire, on the 21st day of June, 1996.

/s/ Mark H. Swartz
Mark H. Swartz,
Vice President

/s/ M. Brian Moroze
M. Brian Moroze,
Assistant Secretary

2

AGREEMENT AND PLAN OF MERGER

This agreement and plan of merger (the “Agreement and Plan of Merger”) is dated as of the 21st day of June, 1996, and is between EARTH TECH, Inc., a California corporation (either “EARTH TECH” or the “Surviving Corporation”), and Barrett Consulting Group, Inc., a California corporation (the “Merging Corporation”).

WHEREAS, EARTH TECH owns ail of the outstanding shares of the Merging Corporation.

WHEREAS, EARTH TECH is desirous of merging the Merging Corporation with and into itself.

WHEREAS, the Board of Directors of each of the Surviving Corporation and the Merging Corporation have approved this Agreement and Plan of Merger pursuant to their Certificates of Incorporation and their respective By-Laws.

NOW, THEREFORE, IT IS AGREED:

1.              That the Merging Corporation shall be merged with and into EARTH TECH (the “Merger”).

2.              That EARTH TECH shall be the surviving corporation (the “Surviving Corporation”).

3.              That the Merger shall be effective upon the filing of the Certificate of Ownership with the Secretary of State of the State of California pursuant to the requirements of Section 1110 of the California Corporations Code.

4.              That the Articles of Incorporation, as amended, of EARTH TECH in effect immediately prior to the Effective Time shall be the Articles of Incorporation, as amended, of the Surviving Corporation.

5.              That the By-Laws of EARTH TECH in effect immediately prior to the Effective Time shall be the By-Laws of the Surviving Corporation.

6.              That the directors of EARTH TECH immediately prior to the Effective Time shall be the directors of the Surviving Corporation, and the officers of EARTH TECH immediately prior to the Effective Time shall be the officers of the Surviving Corporation.

7.              That each share of capital stock of the Merging Corporation issued and outstanding immediately prior to the Effective Time shall be cancelled and cease to exist without any consideration being payable therefor.

8.              That at the Effective Time, the Surviving Corporation shall possess all the rights, privileges, immunities, power and purposes of the Merging Corporation, and shall by operation of law assume and be liable for all the liabilities, obligations and penalties of EARTH TECH and the Merging Corporation.

IN WITNESS WHEREOF, this Agreement and Plan of Merger has been executed by the duly authorized representatives of each of the above named corporations, as of the day and year first above written.

EARTH TECH, Inc.

By:	/s/ Mark H. Swartz
Mark H. Swartz,
Vice President

Barrett Consulting Group, Inc.

By:	/s/ Mark H. Swartz
Mark H. Swartz,
Vice President

0608461 Surv	FILED
CERTIFICATE OF OWNERSHIP	In the office of the Secretary of State
of the State of California
MERGING	DEC 31 1997
/s/ Bill Jones
TEAM ENGINEERING, INC.	BILL JONES Secretary of State
(subsidiary corporation)

INTO

EARTH TECH, INC.
(parent corporation)

We, J. Brad McGee, the Vice President, and M. Brian Moroze, the Assistant Secretary, of Earth Tech, Inc. (this “Corporation”), do hereby certify:

1.                                      That we are the Vice President and Assistant Secretary of this Corporation.

2.                                      That this Corporation is duly organized and existing under the laws of the State of California.

3.                                      That this corporation owns 100 percent of the outstanding shares of Team Engineering, Inc., a corporation duly organized and existing under the laws of the Commonwealth of Massachusetts, the provisions of which permit a merger in the manner provided by Section 1110 of the California Corporations Code.

4.                                      That the following Plan of Merger was adopted by the board of directors of this Corporation:

a.              That Team Engineering, Inc. (the “Merging Corporation”) shall be merged with and into this Corporation (the “Merger”).

b.              That this Corporation shall be the surviving corporation (the “Surviving Corporation”) in the Merger.

c.               That the Merger shall be effective upon the filing of a Certificate of Ownership with the Secretary of State of California pursuant to the requirements of Section 1110 of the California General Corporation Law (the “Effective Time”).

[ILLEGIBLE]

1

d.              That the Certificate of Incorporation of this Corporation in effect immediately prior to the Effective Time shall be the Certificate of Incorporation of the Surviving Corporation.

e.               That the By-Laws of this Corporation in effect immediately prior to the Effective Time shall be the By-Laws of the Surviving Corporation.

f.                That the directors of this Corporation immediately prior to the Effective Time shall be the directors of the Surviving Corporation, and the officers of this Corporation immediately prior to the Effective Time shall be the officers of the Surviving Corporation.

g.               That each share of capital stock of the Merging Corporation issued and outstanding immediately prior to the Effective Time shall be canceled and cease to exist without any consideration being payable therefor.

h.              That at the Effective Time, this Corporation shall possess all the rights, privileges, immunities, power and purposes of the Merging Corporation, and shall by operation of law assume and be liable for all the liabilities, obligations and penalties of the Merging Corporation.

5.                                      This certificate shall become effective on December 31, 1997.

Each of the undersigned declares under penalty of perjury that the statements contained in the foregoing certificate are true of their own knowledge. Executed at Exeter, New Hampshire, on December 17, 1997.

By:	/s/ J. Brad McGee
J. Brad McGee, Vice President

By:	/s/ M. Brian Moroze
M. Brian Moroze, Assistant Secretary

2

A0566253
FILED
CERTIFICATE OF OWNERSHIP MERGING	In the Office of the Secretary of State
of the State of California
REID CROWTHER CONSULTING, INC.
MAY 30 2001 /s/ Bill Jones
INTO
EARTH TECH, INC.	BILL JONES, Secretary of State

We, Diane C. Creel, the President, and Charles S. Alpert, the Secretary of Earth Tech, Inc. (the “Corporation”) do hereby certify:

1.                                         That we are the President and Secretary of the Corporation.

2.                                      That the Corporation is duly organized and existing under the laws of the State of California.

3.                                      That the Corporation owns 100 percent of the outstanding shares of Reid Crowther Consulting, Inc., a corporation duly organized and existing under the laws of the State of Washington, the provisions of which permit a merger in the manner provided by Section 1110 of the California Corporations Code.

4.                                      That the following plan of merger was duly adopted and approved by the board of directors of this corporation:

A.            That Reid Crowther Consulting, Inc. (“Merging Corporation”) shall be merged with and into Earth Tech, Inc. (“Parent”) (the “Merger”).

B.            That Parent shall be the surviving corporation (the “Surviving Corporation”) in the Merger.

C.            That the Merger shall be effective upon the filing of Certificate of Ownership with the Secretary of State of California pursuant to the requirements of Section 1110 of the California Corporations Code.

D.            That the articles of incorporation of Parent in effect immediately prior to the Effective Time shall be the articles of incorporation of the Surviving Corporation.

E.             That the By-Laws of Parent in effect immediately prior to the Effective Time shall be the By-Laws of the Surviving Corporation.

F.              That the directors of Parent immediately prior to the Effective Time shall be the directors of the Surviving Corporation, and the officers

1

of Parent immediately prior to the Effective Time shall be the officers of the Surviving Corporation.

G.            That each share of capital stock of the Merging Corporation issued and outstanding immediately prior to the Effective Time shall be canceled and cease to exist without any consideration being payable therefor.

H.           That at the Effective Time, Parent shall possess all the rights, privileges, immunities, power and purposes of the Merging Corporation, and shall by operation of law assume and be liable for all the liabilities, obligations and penalties of the Merging Corporation.

5.                                This certificate shall become effective on May 30, 2001.

Each of the undersigned declares under penalty of perjury that the statements contained in the foregoing certificate are true of their own knowledge. Executed at Long Beach. California, on May 25, 2001.

By:	/s/ Diane C. Creel
Diane C. Creel, President

By:	/s/ Charles S. Alpert
Charles S. Alpert, Secretary

2

A0684386
FILED
CERTIFICATE OF AMENDMENT	In the office of the Secretary of State
OF	of the State of California
ARTICLES OF INCORPORATION	Nov 10 2008
OF
EARTH TECH, INC.

Alan P. Krusi and William E. Garrett certify that:

1.                                      They are the President and Assistant Secretary, respectively, of Earth Tech, Inc., a California corporation.

2.                                      Article I of the Articles of Incorporation of this corporation is amended to read as follows: I, The name of this corporation is: AECOM Technical Services, Inc.

3.                                      The forgoing amendment has been duly approved by the board of directors.

4.                                      The foregoing amendment was approved by the required vote of shareholders in accordance with California Corporation Code Section 902. The total number of outstanding shares of each class entitled to vote with respect to the amendment is100. The total number of shares voting in favor of the amendment acquired or exceeded the vote required. The percentage vote required was more than 50%.

We further declare under penalty of perjury under the laws of the State of California that the [ILLEGIBLE] set forth in this certificate are true and correct of out own knowledge.

Date:	November 6, 2008

/s/ Alan P. Krusi
Alan P. Krusi, President

/s/ William E. Garrett
William E. Garrett [ILLEGIBLE]

I hereby certify that the foregoing transcript of 43 page(s) is a full true and correct copy of the original record in the custody of the California Secretary of State’s office.

Date:	DEC 06 2013	[ILLEGIBLE]

/s/ Debra Bowen
DEBRA BOWEN, Secretary of State